Exhibit 10.43

                              TERMINATION AGREEMENT

TERMINATION AGREEMENT (this "Agreement"), dated as of December 8, 2008, among Flag Luxury Riv, LLC, a Delaware limited liability company ("Flag"), Rivacq LLC, a Delaware limited liability company ("Rivacq"), and RH1, LLC, a Nevada limited liability company ("RH1", and together with Flag and Rivacq, the "Bidders").

WHEREAS, the Bidders and High Desert Gaming LLC, a Delaware limited liability company ("High Desert"), previously entered into an Amended and Restated Joint Bidding Agreement, dated as of April 5, 2006 (the "Joint Bidding Agreement");

WHEREAS, the Bidders and High Desert entered into a letter agreement, dated April 16, 2007, pursuant to which the parties thereto agreed that the Joint Bidding Agreement was no longer in effect with respect to High Desert; and

WHEREAS, the Bidders now wish to terminate the Joint Bidding Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the parties hereto hereby agree as follows:

      1. The Joint Bidding Agreement is hereby terminated with immediate effect.

      2. Each of the Bidders shall take such actions as may be necessary or desirable in order to promptly dissolve Riv Acquisition Holdings Inc., a Delaware corporation ("Holdco"), and Riv Acquisition Inc., a Nevada corporation and a wholly-owned subsidiary of Holdco.

      3. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Joint Bidding Agreement.

      4. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such action, such action shall be heard and determined exclusively in any New York State court sitting in the Borough of Manhattan of The City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that such action is brought in an inconvenient forum, that the venue of such action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

      5. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby (i) certifies that no representative, agent or attorney of any of the other parties has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 5.

      6. This Agreement may be executed and delivered (including by facsimile transmission or by electronic transmission of a file in Portable Document Format) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the Bidders have caused this Agreement to be duly executed as of the date first above written.

Dated: December 8, 2008

                                  FLAG LUXURY RIV, LLC

                                  By: FX Luxury Realty, LLC
                                      ------------------------------------------
                                      Its sole member

                                      By: FX Real Estate and Entertainment, Inc.
                                          --------------------------------------
                                          Its Managing Member

                                          By: /s/ Paul Kanavos
                                              ----------------------------------
                                          Name: Paul Kanavos
                                          Title: President

                                  RH1, LLC

                                  By: FX Luxury Realty, LLC
                                      ------------------------------------------
                                      Its sole member

                                       By: FX Real Estate and Entertainment Inc.
                                           -------------------------------------
                                           Its Managing Member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                           Name: Paul Kanavos
                                           Title: President

                                  RIVACQ LLC

                                  By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                                      ------------------------------------------

                                      By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                          --------------------------------------

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                      By: I-1/I-2 U.S. Holdings, L.L.C.
                                          --------------------------------------

                                          By: /s/ Barry S. Sternlicht
                                              ----------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer